Exhibit 10.42
TRANSFER AND CONTRIBUTION AGREEMENT
     This Transfer and Contribution Agreement (the “Agreement”) is entered into as of the ___day of November, 2009 by and among Archipelago Learning, Inc., a Delaware corporation (“ALI”), those holders of Class A Shares of Archipelago Learning Holdings, LLC, a Delaware limited liability company (the “Company”), (the “Class A Shares”) listed on Exhibit A as the Class A Shareholders (the “Class A Shareholders”), those holders of Class A-2 Shares of the Company (the “Class A-2 Shares”) listed on Exhibit B as the Class A-2 Shareholders (the “Class A-2 Shareholders”), those holders of Class B Shares of the Company granted on May 22, 2007 (the “2007 Class B Shares”) listed on Exhibit C as the 2007 Class B Shareholders (the “2007 Class B Shareholders”), those holders of Class B Shares of the Company granted on May 7, 2008 (the “2008 Class B Shares”) listed on Exhibit D as the 2008 Class B Shareholders (the “2008 Class B Shareholders”), those holders of Class B Shares of the Company granted on January 8, 2009 a portion of which have vested as of the date hereof (the “2009 Class B Shares”) listed on Exhibit E as the 2009 Class B Shareholders (the “2009 Class B Shareholders”), those holders of Class B Shares of the Company granted on January 8, 2009 none of which have vested as of the date hereof (the “2009U Class B Shares”, and together with the 2007 Class B Shares, the 2008 Class B Shares and the 2009 Class B Shares, the “Class B Shares”) listed on Exhibit F as the 2009U Class B Shareholders (the “2009U Class B Shareholders”, and together with the 2007 Class B Shareholders, the 2008 Class B Shareholders and the 2009 Class B Shareholders, the “Class B Shareholders”), those holders of Class C Shares of the Company (the “Class C Shares” and together with the Class A Shares and the Class B Shares, the “Company Interests”) listed on Exhibit G as the Class C Shareholders (the “Class C Shareholders”) and those holders of Class C Shares listed on Exhibit H as the Executive Class C Shareholders (the “Executive Class C Shareholders”, and together with the Class A Shareholders, the Class B Shareholders and the Class C Shareholders, the “Sellers”).
RECITALS
     Whereas, ALI was formed pursuant to the Delaware General Corporation Law on August 4, 2009;
     Whereas, the Sellers are the beneficial and record owners of the Company Interests, and each Seller owns the Company Interests set forth in the Company’s records;
     Whereas, the Class A Shareholders desire to contribute their respective Company Interests to ALI in exchange for shares of common stock of ALI, par value $0.001 per share (the “Common Stock”), and ALI desires to accept such Company Interests and issue the Common Stock to the Class A Shareholders in consideration for their Company Interests;
     Whereas, the Class A-2 Shareholders desire to contribute their respective Company Interests to ALI in exchange for shares of Common Stock, and ALI desires to accept such Company Interests and issue the Common Stock to the Class A-2 Shareholders in consideration for their Company Interests;
     Whereas, the Class B Shareholders desire to contribute their respective Company Interests to ALI in exchange for, based upon the vesting of such Company Interests, shares of

Common Stock and / or shares of restricted Common Stock, subject to time-based vesting (the “Time Based Restricted Common Stock”) in accordance with the form of agreement attached as Exhibit I, and ALI desires to accept such Company Interests and issue the Common Stock and / or Time Based Restricted Common Stock to the Class B Shareholders in consideration for their Company Interests;
     Whereas, the Class C Shareholders desire to contribute their respective Company Interests to ALI in exchange for shares of Common Stock, and ALI desires to accept such Company Interests and issue the Common Stock to the Class C Shareholders in consideration for their Company Interests;
     Whereas, the Executive Class C Shareholders desire to contribute their respective Company Interests to ALI in exchange for shares of restricted common stock subject to vesting based on, among other things, the cash returns to Providence Equity Partners V, L.P. (“PEP V LP”) and Providence Equity Partners V-A L.P. (“PEP V-A LP” and together with PEP V LP, the “Providence Stockholders”) in respect of the Common Stock held by the Providence Stockholders (the “Cash Return Based Restricted Common Stock”, and together with the Common Stock and the Time Based Restricted Common Stock, the “ALI Interests”) in accordance with the form of agreement attached as Exhibit J (such forms attached as Exhibit I and Exhibit J, collectively, the “Restricted Grant Agreements”), and ALI desires to accept such Company Interests and issue the Cash Return Based Restricted Common Stock to the Executive Class C Shareholders in consideration for their Company Interests;
     Whereas, concurrently with the execution of this Agreement, the interests in Providence Equity Partners V-A Study Island L.P. (the “Carry Partnership”) will be transferred to ALI by way of a contribution of the general partnership interest held by the general partner of the Carry Partnership to ALI and a merger of Providence Equity Partners V-A Study Island L.L.C. with and into ALI with ALI being the surviving corporation in which ALI will issue shares of Common Stock to PEP V-A LP;
     Whereas, in accordance with Section 16.1 of the Second Amended and Restated Limited Liability Company Agreement of the Company (the “LLC Agreement”), the Board of Managers of the Company has reviewed the exchange of the Company Interests for the ALI Interests and has determined that such exchange of interests is in the best interest of the Company; and
     Whereas, the parties intend that this Agreement and the transactions contemplated hereby shall become effective as of immediately prior to the closing of the Company’s initial public offering (the “IPO”).
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
AGREEMENT
     1. Exchange of the Company Interests for the ALI Interests.

          (a) Each of the Class A Shareholders hereby transfers and contributes all of their respective Class A Shares to ALI, and in exchange for such contribution, ALI hereby issues to each such Seller 0.1822617 shares of Common Stock for each Class A Share so transferred and contributed.
          (b) Each of the Class A-2 Shareholders hereby transfers and contributes all of their respective Class A-2 Shares to ALI, and in exchange for such contribution, ALI hereby issues to each such Seller 0.3176184 shares of Common Stock for each Class A-2 Share so transferred and contributed.
          (c) Each of the 2007 Class B Shareholders hereby transfers and contributes all of their respective 2007 Class B Shares to ALI, and in exchange for such contribution, ALI hereby issues to each such Seller 0.1575176 shares of ALI Interests for each 2007 Class B Share so transferred and contributed, 40% of which shall be shares of Common Stock and 60% shall be shares of Time Based Restricted Common Stock.
          (d) Each of the 2008 Class B Shareholders hereby transfers and contributes all of their respective 2008 Class B Shares to ALI, and in exchange for such contribution, ALI hereby issues to each such Seller 0.1481129 shares of ALI Interests for each 2008 Class B Share so transferred and contributed, 20% of which shall be shares of Common Stock and 80% shall be shares of Time Based Restricted Common Stock.
          (e) Each of the 2009 Class B Shareholders hereby transfers and contributes all of their respective 2009 Class B Shares to ALI, and in exchange for such contribution, ALI hereby issues to each such Seller 0.1206981 shares of ALI Interests for each 2009 Class B Shares so transferred and contributed, 20% of which shall be shares of Common Stock and 80% shall be shares of Time Based Restricted Common Stock.
          (f) Each of the 2009U Class B Shareholders hereby transfers and contributes all of their respective 2009U Class B Shares to ALI, and in exchange for such contribution, ALI hereby issues to each such Seller 0.1206981 shares of ALI Interests for each 2009U Vesting Class B Shares so transferred and contributed, 100% of which shall be shares of Time Based Restricted Common Stock.
          (g) Each of the Class C Shareholders hereby transfers and contributes all of their respective Class C Shares to ALI, and in exchange for such contribution, ALI hereby issues to each such Seller 0.1526937 shares of Common Stock for each Class C Share so transferred and contributed.
          (h) Each of the Executive Class C Shareholders hereby transfers and contributes all of their respective Class C Shares to ALI, and in exchange for such contribution, ALI hereby issues to each such Seller 0.1526937 shares of Cash Return Based Restricted Common Stock for each Class C Share so transferred and contributed.
          (i) All other existing agreements regarding the Company Interests are hereby terminated.
     2. Limited Representations and Warranties; Waiver.

          (a) ALI hereby represents, to and for the benefit of the Sellers that:
               (i) ALI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
               (ii) ALI has all requisite corporate power and authority to execute and deliver this Agreement and the Restricted Grant Agreements, issue the ALI Interests and otherwise perform its obligations hereunder. This Agreement and the Restricted Grant Agreements have been duly and validly executed and delivered by ALI and (assuming the due authorization, execution and delivery by each Seller) this Agreement and the Restricted Grant Agreements constitute the legal, valid and binding obligation of ALI, enforceable against it in accordance with their terms.
               (iii) None of the execution and delivery by ALI of this Agreement, the Restricted Grant Agreements, the consummation by ALI of the transactions contemplated hereby, or compliance by ALI with any of the provisions hereof does or will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under: (i) any provision of the certificate of incorporation or bylaws of ALI; (ii) any contract to which ALI is a party or by which any of the properties or assets of ALI are bound; (iii) any order of any governmental authority applicable to ALI or by which any of the properties or assets of ALI are bound; or (iv) any applicable law.
               (iv) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental authority is required on the part of ALI in connection with the execution, delivery or performance by ALI of this Agreement, the Restricted Grant Agreements, or the consummation by ALI of the transactions contemplated hereby.
               (v) The ALI Interests, when issued in accordance with this Agreement, will be duly authorized and validly issued, fully paid and non-assessable and will not have been issued in violation of any purchase or call option, right of first refusal, subscription right, preemptive right or any similar rights.
          (b) Each Seller hereby represents, to and for the benefit of ALI, that:
               (i) Such Seller is the record and beneficial owner of the Company Interests being contributed and transferred hereunder, free and clear of (commensurate with the effectiveness of Section 1(f) hereof) any liens, encumbrances, taxes, security interests, equities, claims or demands or any restrictions on transfer.
               (ii) Such Seller understands that the ALI Interests have not been, and will not be, registered under the Securities Act or any state securities laws and are instead being offered, and will be issued to such Seller, in reliance on an exemption from such registration requirements based on representations made by such Seller to ALI herein. Such Seller is acquiring the ALI Interests for its own account and not with a view to or for sale in connection with any public distribution of ALI Interests. Such Seller understands that the certificate representing the ALI Interests will contain appropriate legends reflecting the requirement that the

ALI Interests not be resold by such Seller without registration under such laws or the availability of an exemption from such registration.
               (iii) Such Seller understands that the ALI Interests shall be subject to restrictions on transfer imposed by (a) state and federal securities laws, (b) the Restricted Grant Agreements and (c) the Stockholders Agreement dated as of the date hereof among the Company and certain Sellers, as applicable. Such Seller further understands that the certificates representing the ALI Interests will contain appropriate legends reflecting the foregoing applicable restrictions.
               (iv) Such Seller is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act.
               (v) Such Seller has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Seller and (assuming the due authorization, execution and delivery by ALI) constitutes the legal, valid and binding obligation of such Seller, enforceable against him in accordance with its terms.
               (vi) None of the execution and delivery by such Seller of this Agreement, the consummation by such Seller of the transactions contemplated hereby, or compliance by such Seller with any of the provisions hereof does or will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under: (a) any contract to which such Seller is a party or by which any of the properties or assets of such Seller are bound; (b) any order of any governmental authority applicable to such Seller or by which any of the properties or assets of such Seller are bound; or (c) any applicable law.
               (vii) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental authority is required on the part of such Seller in connection with the execution, delivery or performance by Seller of this Agreement, or the consummation by such Seller of the transactions contemplated hereby.
          (c) The parties have made no representations of fact or law, and no warranty of any nature whatsoever, in connection with the execution and delivery of this Agreement or any aspect of the subject matter of this Agreement, except as expressly set forth in this Agreement.
          (d) Each Seller hereby waives any rights such Seller has with respect to the Transfer of Shares under Sections 9.7 and 9.8 of the LLC Agreement.
     3. Miscellaneous.
          (a) This Agreement constitutes the entire agreement of the parties with respect to the subject matter thereof. All prior discussions, negotiations, and agreements (if any) are hereby expressly merged herein.
          (b) This Agreement may be amended or modified only by an instrument in writing duly executed by the parties hereto.

          (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          (d) This Agreement and any claim, dispute, controversy or other matter arising out of or related to this Agreement or the subject matter hereof shall be interpreted in accordance with, and governed by, the laws of the State of Delaware without reference to the choice of law rules in effect at any time in the State of Delaware.
[Signature pages follow]

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

ARCHIPELAGO LEARNING, INC.

By:

Name:	Tim McEwen
Title:	Chief Executive Officer

PROVIDENCE EQUITY PARTNERS V L.P.

By: Providence Equity GP V L.P., Its General Partner

By: Providence Equity Partners V L.L.C., Its General Partner

By:

Name:	Paul J. Salem
Title:	Senior Managing Director

MHT-SI, L.P.

By: MHT-SI GP, LLC, Its General Partner

By:

Name:	Shawn D. Terry
Title:	Manager
Signature Pages to Archipelago Learning, Inc. Transfer and Contribution Agreement

Jeanne Bodnar	Laura Briceno

Blake Broyles	Catherine Caldwell

Cameron Chalmers	James Creech

Wendy Fischer	Heather Harper

Julie Huston	Ray Lowrey

JW Marshall	Tim McEwen

David Muzzo	Aaron Quiggle

Michael Roseman	Amy Shenoy

Alan Skinner	Jeremy Verrett

Signature Pages to Archipelago Learning, Inc. Transfer and Contribution Agreement

James Walburg	Heather Watson

Becky Wofford
Signature Pages to Archipelago Learning, Inc. Transfer and Contribution Agreement

EXHIBIT A
CLASS A SHAREHOLDERS
Providence Equity Partners V, L.P.
Cameron Chalmers
David Muzzo
MHT-SI, L.P.
Jeanne Bodnar

EXHIBIT B
CLASS A-2 SHAREHOLDERS
Jeanne Bodnar

EXHIBIT C
2007 CLASS B SHAREHOLDERS
McEwen, Tim
Muzzo, Dave
Chalmers, Cam
Walburg, James
Roseman, Mike
Quiggle, Aaron
Huston, Julie
Skinner, Alan
Caldwell, Cathy
Harper, Heather
Wofford, Becky
Verrett, Jeremy
Broyles, Blake
Marshall, J W

EXHIBIT D
2008 CLASS B SHAREHOLDERS
Walburg, James
Huston, Julie
Caldwell, Cathy
Harper, Heather
Wofford, Becky
Broyles, Blake
Watson, Heather
Fischer, Wendy
Shenoy, Amy

EXHIBIT E
2009 CLASS B SHAREHOLDERS
Lowrey, Ray

EXHIBIT F
2009U CLASS B SHAREHOLDERS
Creech, James
Briceno, Laura

EXHIBIT G
CLASS C SHAREHOLDERS
Roseman, Mike
Quiggle, Aaron
Huston, Julie
Skinner, Alan
Caldwell, Cathy
Harper, Heather
Wofford, Becky
Verrett, Jeremy
Broyles, Blake
Marshall, J W
Watson, Heather
Fischer, Wendy
Shenoy, Amy
Creech, James
Briceno, Laura

EXHIBIT H
EXECUTIVE CLASS C SHAREHOLDERS
McEwen, Tim
Muzzo, Dave
Chalmers, Cam
Walburg, James
Lowrey, Ray

EXHIBIT I
TIME BASED RESTRICTED COMMON STOCK GRANT AGREEMENT

EXHIBIT J
CASH RETURN BASED RESTRICTED COMMON STOCK GRANT AGREEMENT